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                                                                 Exhibit 10.6
                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") dated as of August 27, 1999, is entered into by and among MIDDLE BAY OIL COMPANY, INC., an Alabama corporation ("Corporation") and the parties listed on Schedule 1 attached hereto and incorporated herein by reference (each of such parties are referred to individually as "Shareholder" and collectively, as "Shareholders") and the parties listed on Schedule 2 attached hereto and incorporated herein by reference (each of such parties are referred to individually as "Piggy-Back Shareholder" and collectively, as "Piggy-Back Shareholders").

                                    RECITALS

         WHEREAS, pursuant to those Securities Purchase Agreements by and between Corporation and each of the Shareholders executed on the dates as set forth on Schedule 1 (the "Purchase Agreements"), each Shareholder will receive the number of shares of Common Stock, Notes and Warrants as set forth on Schedule 1.

         WHEREAS, each of the Piggy-Back Shareholders currently owns shares of Common Stock as set forth on Schedule 2.

         WHEREAS, as a condition to the Purchase Agreements, Corporation has agreed to grant to Shareholders certain registration rights with respect to their Registrable Securities (defined hereafter) and has agreed to grant the Piggy-Back Shareholders certain registration rights with respect to their Piggy-Back Registrable Securities (defined hereafter).

         WHEREAS, all the terms used but not defined in this Agreement shall have the meaning ascribed to them in the Purchase Agreements.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1 or in the recitals above or the subsections referred to below.

         "Piggy-Back Registrable Securities" shall mean (i) the shares of Common Stock owned by each Piggy-Back Shareholder as listed on Schedule 2
(ii) the shares of Common Stock owned by each Piggy-Back Shareholder during the term of this Agreement as a result of the conversion of the shares of the Company's Series B Convertible Preferred Shares as listed on Schedule 2, and
(iii) any securities issued or issuable with respect to the shares described in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "Registrable Securities" shall mean (i) the shares of Common Stock issued to the Shareholders pursuant to the Purchase Agreements (which, for purposes hereof, shall mean the Common Stock Shares, the Warrant Shares and the Conversion Shares as defined in the Purchase Agreements) and (ii) any securities issued or issuable with respect to the shares described in clause
(i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

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         Section 2. INDEPENDENT REGISTRATION RIGHTS.

         2.1 The Corporation hereby grants to each Shareholder separate rights to require the Corporation to use its best efforts to cause registration and sale in a public offering of all or a portion of such Shareholder's Registrable Securities in accordance with this Section 2; provided, however, the Corporation shall not have any obligation to effect more than a total of three (3) effective registrations pursuant to this
Section 2 at the Corporation's expense. If the Corporation shall have received a written request submitted by Shareholder(s) owning at least a majority of the Registrable Securities outstanding at the time of such request (the "Requisite Holders") that such Shareholder(s) desires/desire to sell Registrable Securities and specifying the number of Registrable Securities proposed to be sold (for the purposes of this Section 2, "Shares") and the proposed plan for distribution of the Shares, Corporation will thereafter:

                  2.1.1 Give prompt (but in any event within fifteen (15) days after the receipt of the Requisite Holder(s)' notice) notice to all other Shareholders of such notice and of such other Shareholders' rights to have their Registrable Securities included in such registration.

                  2.1.2 Upon the request of any such Shareholder made within fifteen (15) days after the receipt by such Shareholder of any such notice given pursuant to subsection 2.1.1 (which request shall specify the Registrable Securities intended to be disposed of by such Shareholder and the intended method or methods of disposition thereof), the Corporation will use its best efforts to effect the registration of all Shares which the Corporation has been so requested to register pursuant to this subsection 2.1.

                  2.1.3 Prepare and file as soon as practicable, but in no event later than thirty (30) days from Corporation's receipt of the last Shareholder's request to have such Shareholder's Registrable Securities included in such registration within the time period specified in Section 2.1.2, a registration statement under the Securities Act of 1933, as amended (the "Securities Act") ("Registration Statement") with the Securities Exchange Commission ("Commission") on Form S-1 (or Form S-2 or Form S-3, if Corporation is entitled to use such forms, or similar forms available for use by small business issuers) and use its best efforts to cause such Registration Statement to become effective in order that the Shareholders may sell the Shares in accordance with the proposed plan of distribution.

                  2.1.4 Prepare and file with the Commission such amendment and supplements to such Registration Statement and prospectus used in connection therewith including any preliminary prospectus or supplemental or amended prospectus (the "Prospectus") as may be necessary to keep such Registration Statement continuously effective and to comply with the provisions of the Securities Act with respect to the offer of the Shares during the period required for distribution of the Shares, which period shall not be in excess of the earlier of (i) one year from the effective date of such Registration Statement, and (ii) the distribution of all Shares covered by such Registration Statement.

                  2.1.5 Furnish to each Shareholder such number of copies of the Prospectus (including any preliminary prospectus or supplemental or amended prospectus ) as such Shareholder may reasonably request in order to facilitate the sale and distribution of the Shares.

         2.2 The right of each Shareholder to register Shares pursuant to the provisions of this Section 2 shall be subject to the condition that if a request for registration is made within sixty (60) days prior to the conclusion of Corporation's then current fiscal year, Corporation shall have the right to delay the filing of the Registration Statement for such period of time until Corporation receives its audited financial statements for such fiscal year.

         2.3 If the Requisite Holder(s) intend/intends to distribute the Registrable Securities covered by the notice pursuant to subsection 2.1 by means of an underwriting, the Requisite Holder(s) shall so advise the Corporation as a


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part of the notice made pursuant to subsection 2.1 and provide the name of the managing underwriter or underwriters that the Requisite Holder(s) proposes/propose to employ in connection with the public offering proposed to be made pursuant to the registration requested. If the managing underwriter of such underwritten offering shall inform the Corporation and the Shareholders requesting that their Shares be registered pursuant to this
Section 2 by letter of its belief that the amount of Shares requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to the Requisite Holders, then the Corporation will include in such registration such amount of Shares which the Corporation is so advised can be sold in (or during the time of) such offering PRO RATA on the basis of the amount of such Shares so proposed to be sold and so requested to be included by such parties.

         2.4 A registration shall not be deemed to have been effected (i) unless it has become effective and remained effective for the period specified in subsection 2.1.4, (ii) if, after it has become effective, such registration is terminated by a stop order, injunction or other order of the Commission or other governmental agency or court, or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied for any reason, other than as a result of the voluntary termination of such offering by the Requisite Holders.

         Section 3. PIGGY-BACK REGISTRATION RIGHTS.

         3.1 If Corporation proposes to file, on its behalf, a Registration Statement under the Securities Act on Form S-1, S-2 or S-3 or similar forms available for use by small business issuers, other than pursuant to Section 2 of this Agreement or in connection with a dividend reinvestment, employee stock purchase, option or similar plan or in connection with a merger, consolidation or reorganization, Corporation shall give written notice to each Shareholder and Piggy-Back Shareholder at least thirty (30) days before the filing with the Commission of such Registration Statement. Such notice shall offer to include in such filing all or a portion of the Registrable Securities and Piggy-Back Registrable Securities owned by such Shareholder or Piggy-Back Shareholder. If a Shareholder or Piggy-Back Shareholder desires to include all or a portion of its Registrable Securities or Piggy-Back Registrable Securities in such Registration Statement, it shall give written notice to Corporation within fifteen (15) days after the date of mailing of such offer specifying the amount of Registrable Securities and/or Piggy-Back Registrable Securities to be registered (for the purpose of this Section 3, "Shares"). Corporation shall thereupon include in such filing the Shares, subject to priorities in registration set forth in this Agreement, and subject to its right to withdraw such filing, and shall use its best efforts to effect registration under the Securities Act of the Shares.

         3.2 The right of the Shareholders and the Piggy-Back Shareholders to have the Shares included in any Registration Statement in accordance with the provisions of this Section 3 shall be subject to the following conditions:

                  3.2.1 Corporation shall have the right to require that each Shareholder or Piggy-Back Shareholder agree to refrain from offering or selling any shares of Common Stock that it owns which are not included in any such Registration Statement in accordance with this Section 3 for any reasonable time period specified, not to exceed ninety (90) days, by any managing underwriter of the offering to which such Registration Statement relates.

                  3.2.2 If (i) a registration pursuant to this Section 3 involves an underwritten offering of the securities being registered to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Corporation and the Shareholders and Piggy-Back Shareholders who have requested that their Shares be registered pursuant to this Section 3 by letter of its belief that the amount of Shares


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requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to a majority of such requesting holders, then the Corporation will include in such registration such amount of securities which the Corporation is so advised can be sold in (or during the time of) such offering as follows:
FIRST, the securities being offered by the Corporation for its own account; SECOND such Shares of the Shareholders which are requested to be included in such registration PRO RATA on the basis of the amount of such Shares so proposed to be sold and so requested to be included by such Shareholders; and THIRD, such Shares of the Piggy-Back Shareholders and which are requested to be included in such registration PRO RATA on the basis of the amount of such Shares so proposed to be sold and so requested to be included by such Piggy-Back Shareholders.

                  3.2.3 Corporation shall furnish each Shareholder and Piggy-Back Shareholder with such number of copies of the Prospectus as such Shareholder or Piggy-Back Shareholder may reasonably request in order to facilitate the sale and distribution of its shares.
         3.3 Notwithstanding the foregoing, Corporation in its sole discretion may determine not to file the Registration Statement or proceed with the offering as to which the notice specified herein is given without liability to the Shareholders or the Piggy-Back Shareholders.

         Section 4. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Shareholder or Piggy-Back Shareholder may participate in any registration hereunder which relates to an underwritten offering unless such Shareholder or Piggy-Back Shareholder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the holders of at least a majority of the Registrable Securities and Piggy-Back Registrable Securities to be included in such registration, or by a Person appointed by such holders to act on their behalf to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         Section 5. EXCLUSIVE REGISTRATION RIGHTS AND TRANSFER.

         The rights of each Shareholder under this Agreement may upon notice to the Corporation be transferred to its respective Affiliates in combination with a transfer of shares to such Affiliates. In addition, the rights of each Shareholder under this Agreement may upon notice to the Corporation be transferred to a non-Affiliate transferee in combination with a transfer of shares to such non-Affiliate transferee. However, such non-Affiliate transferee may not thereafter transfer its rights under this Agreement without the Corporation's written consent. Except as provided in this Section 5, the rights granted under this Agreement are granted specifically to and for the benefit of each Shareholder and Piggy Back Shareholder and shall not pass to any transferee of Registrable Securities. From and after the date of this Agreement, the Corporation will not, without the prior written consent of Shareholders holding at least a majority of the Registrable Securities then outstanding, enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Shareholders in this Agreement. Without limiting the foregoing, the Corporation also specifically agrees that during the period commencing on the date hereof and ending when the Shareholders have disposed of all of their Registrable Securities, the Corporation will not enter into an agreement with any party pertaining to the registration by the Corporation of such party's Common Stock. The Corporation represents and warrants to each of the Shareholders that, as of the date hereof, the Corporation is not a party to any agreement, other than this Agreement, pertaining to the registration by the Corporation of Common Stock.

         Section 6. EXPENSES. Corporation will bear all the expenses in connection with any Registration


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Statement under this Agreement, other than transfer taxes payable on the sale of such shares, the fees and expenses of counsel to the Shareholders and Piggy-Back Shareholders and fees and commissions of brokers, dealers and underwriters.

         Section 7. RECALL OF PROSPECTUSES, ETC. With respect to a Registration Statement or amendment thereto filed pursuant to this Agreement, if, at any time, Corporation notifies the Shareholders and Piggy-Back Shareholders that an amendment or supplement to such Registration Statement or amendment to the Prospectus included therein is necessary or appropriate, each Shareholder and Piggy-Back Shareholder will forthwith cease selling and distributing shares thereunder and will forthwith redeliver to Corporation all copies of such Registration Statement and Prospectuses then in its possession or under its control. Corporation will use its best efforts to cause any such amendment or supplement to become effective as soon as practicable and will furnish each Shareholder and Piggy-Back Shareholder with a reasonable number of copies of such amended or supplemented prospectus (and the period during which Corporation is required to use its best efforts to maintain such Registration Statement in effect pursuant to this Agreement will be increased by the period from the date on which such Shareholder or Piggy-Back Shareholder ceased selling and distributing shares thereunder to the date on which such amendment or supplement becomes effective).

         Section 8. COOPERATION WITH EXISTING SHAREHOLDERS. Corporation shall be entitled to require the Shareholders and Piggy-Back Shareholders to cooperate with Corporation in connection with a registration of Registrable Securities pursuant to this Agreement and furnish (i) such information as may be required by Corporation or the Commission in connection therewith and (ii) such representations, undertakings and agreements as may be required by the Commission in connection therewith.

         Section 9. REGISTRATION PROCEDURES Upon the receipt of a request for registration of any Registrable Securities pursuant to Section 2 or Section 3 of this Agreement, Corporation will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Corporation will as expeditiously as possible:

         9.1.1 Prepare and file with the Commission a registration statement on an appropriate form under the Securities Act and use its best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, Corporation will promptly furnish to the holders of Registrable Securities and Piggy-Back Registrable Securities to be registered and sold pursuant to this Agreement (the "Registered Holders") and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Registered Holders and the underwriters, and Corporation will not file any registration statement or amendment thereto, or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Registered Holders or the underwriters, if any, shall reasonably object in the light of the requirements of the Securities Act and any other applicable laws and regulations.

         9.1.2 Prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for the applicable period; cause the related prospectus to be filed pursuant to Rule 424(b) (or any successor provision) under the Securities Act; cause such prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424(b) (or any successor provision) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the


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applicable period in accordance with the intended methods of disposition set forth in such registration statement or supplement to such prospectus.

         9.1.3 Notify the Registered Holders and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceeding for that purpose, (iv) if at any time the representations and warranties of Corporation contemplated by subsection
9.1.10 cease to be true and correct, (v) of the receipt by Corporation of any notification with respect to the suspension or qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vii) of Corporation's reasonable determination that a post-effective amendment to a registration statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such registration statement inadvisable pending such disclosures and post-effective amendment.

         9.1.4 Make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

          9.1.5 If requested by the managing underwriters or the Registered Holders in connection with an underwritten offering, immediately incorporate in a prospectus supplement or post effective amendment such information as the managing underwriters and the Registered Holders agree should be included therein relating to such sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to such underwriters and the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any registration statement if requested by the Registered Holders or any underwriter of such Registrable Securities.

         9.1.6 Furnish to the Registered Holders and each managing underwriter, if any, without charge, at least one signed copy of the registration statement, any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

         9.1.7 Deliver without charge to the Registered Holders and the underwriters, if any, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and Corporation consents to the use of such prospectus or any amendment or supplement thereto by such Registered Holders and the underwriters, if any, in connection with the offer and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto.

         9.1.8 Prior to any public offering of Registrable Securities, register or qualify or cooperate with the Registered Holders, the underwriters, if any, and respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Registered Holders or an underwriter reasonably requests in writing; keep each such registration or qualification


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effective during the period such registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; PROVIDED, HOWEVER, that Corporation will not be required in connection therewith or as a condition thereto to qualify generally to do business or subject itself to general service of process in any such jurisdiction where it is not then so subject.

         9.1.9 Upon the occurrence of any event contemplated by subsection
9.1.3 (ii) - (vii) above, prepare, to the extent required, a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

         9.1.10 Enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registrable Securities to be covered by such registration are to be offered in an underwritten offering: (i) make such representations and warranties to the Registered Holders to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to Corporation and updates thereof with respect to the registration statement and the prospectus in the form, scope and substance which are customarily delivered in underwritten offerings; (iii) in the case of an underwritten offering, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and obtain opinions of counsel to Corporation and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and the Registered Holders) addressed to the Registered Holders and the underwriters, if any, covering the matters customarily covered in opinions delivered in underwritten offerings and such other matters as may be reasonably requested by the Registered Holders and such underwriters; (iv) obtain "cold comfort" letters and updates thereof from Corporation's independent certified public accountants addressed to the Registered Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings;
(v) if any underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures customarily included in underwriting agreements in underwritten offerings; and (vi) Corporation shall deliver such documents and certificates as may be requested by the Registered Holders and the managing underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by Corporation. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

         9.1.11 Make available for inspection by a representative of the Registered Holders, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the Registered Holders or such underwriter, all financial and other records, pertinent corporate documents and properties of Corporation, and cause Corporation's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that any records, information or documents that are designated by Corporation in writing as confidential shall be kept confidential by such Persons unless disclosures of such records, information or documents is required by court or administrative order.

         9.1.12 Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the


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Securities Act, no later than 90 days after the end of any 12-month period
(i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering and (ii) beginning with the first day of Corporation's first fiscal quarter next succeeding each sale of Registrable Securities after the effective date of a registration statement, which statements shall cover said 12-month periods.

         9.1.13 If Corporation, in the exercise of its reasonable judgment, objects to any change reasonably requested by the Registered Holders or the underwriters, if any, to any registration statement or prospectus or any amendments or supplements thereto (including documents incorporated or to be incorporated therein by reference) as provided for in this Section 9, Corporation shall not be obligated to make any such change and such Registered Holders may withdraw their Registrable Securities from such registration, in which event (i) Corporation shall pay all registration expenses (including its counsel fees and expenses) incurred in connection with such registration statement or amendment thereto or prospectus or supplement thereto, and (ii) in the case of a registration being effected pursuant to Section 2, such registration shall not count as one of the registrations Corporation is obligated to effect pursuant to Section 2 hereof.

         Section 10. INDEMNIFICATION.

         10.1 In the event of any registration of any securities under the Securities Act pursuant to this Agreement, Corporation will indemnify and hold harmless each Shareholder, each Piggy-Back Shareholder, any underwriter and each other Person, if any, who controls such Shareholder, Piggy-Back Shareholder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each such Shareholder, Piggy-Back Shareholder or any underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or preliminary prospectus (if used prior to the effective date of such Registration Statement) or final or summary prospectus contained therein (if used during the period the Corporation is required to keep the Registration Statement effective), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse each such Shareholder, Piggy-Back Shareholder or underwriter for any legal or any other expenses as reasonably incurred by such person in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without prior written consent of Corporation; provided, however, that Corporation will not be liable to the Shareholders, Piggy-Back Shareholders or an underwriter in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus or said final or summary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to Corporation by that Shareholder, Piggy-Back Shareholder or their respective affiliates or representatives, or by that underwriter, as the case may be, specifically for use in the preparation thereof; and provided further that the indemnity agreement contained in this
Section 10 with respect to any preliminary prospectus shall not inure to the benefit of the Shareholders, Piggy-Back Shareholders or any underwriter or to any Person selling the same in respect of any loss, claim, damage, liability or action asserted by someone who purchased shares from such person if a copy of the final prospectus (as the same may be amended or supplemented) in connection with such registration statement was not sent or given to such person with or prior to written confirmation of the sale and if the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the final prospectus.

         10.2 In the event of any registration of securities under the Securities Act pursuant to this Agreement, each


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Shareholder and Piggy-Back Shareholder will indemnify and hold harmless
Corporation, each of its directors and officers, any underwriter and each other Person, if any, who controls Corporation or underwriter within the meaning of the Securities Acts, against any losses, claims, damages or liabilities, joint or several, to which Corporation or any such director, officer, underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or preliminary prospectus or final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse Corporation, each such director, officer, underwriter for any legal or any other expenses as reasonably incurred by them in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without prior written consent of the indemnifying Shareholder, Piggy-Back Shareholder or their respective representative; but in all cases only if, and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission therein made in reliance upon and in conformity with written information furnished to Corporation by the indemnifying Shareholder, Piggy-Back Shareholder or their respective affiliates or representatives specifically for use in the preparation thereof. Notwithstanding the foregoing, the amount of the indemnity provided by each such Shareholder or Piggy-Back Shareholder pursuant to this Section 10 shall not exceed the net proceeds received by such Shareholder or Piggy-Back Shareholder in such related registration and sale.

         10.3 Promptly after receipt by a party entitled to indemnification under subsection 10.1 or 10.2 hereof of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under either of such subsections, notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against the indemnified party and it shall so notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it so chooses, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party that it so chooses, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, provided, however, that if the indemnifying party fails to take reasonable steps necessary to diligently defend such claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes the indemnifying party has failed to take such steps, the indemnified party may assume its own defense and the indemnifying party shall be liable for any expenses therefor. The indemnity agreements in this Section 10 shall be in addition to any liabilities which the indemnifying parties may have pursuant to law.

         10.4 If the indemnification provided for in this Section 10 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 10 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         Section 11. SALES UNDER RULE 144. With a view to making available to each Shareholder and Piggy-Back Shareholder the benefits of Rule 144 promulgated under the Securities Act and any other similar rule or regulation of the Commission that may at any time permit such Shareholder or Piggy-Back Shareholder to sell the Registrable Securities without registration, Corporation agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 (or any successor provision);

         (b) file with the Commission in a timely manner all reports and other documents required of Corporation under the Securities Act and the Exchange Act;

         (c) furnish to such Shareholder or Piggy-Back Shareholder forthwith upon request (i) a written statement by Corporation that it has complied with the reporting requirements of Rule 144 (or any successor provision), the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Corporation and such other reports and documents so filed by Corporation under the Securities Act and the Exchange Act and (iii) such other information as may be reasonably requested by such Shareholder or Piggy-Back Shareholder in availing itself of any rule or regulation of the Commission which permits the selling of any such securities without registration; and

         (d) after any sale of Registrable Securities pursuant to Rule 144, to the extent allowed by law, to cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registration Securities.

         Section 12. REMOVAL OF LEGEND. The Corporation agrees, to the extent allowed by law, to remove any legends on certificates representing Registrable Securities or Piggy-Back Registrable Securities describing transfer restrictions applicable to such securities upon the sale of such securities (i) pursuant to an effective Registration Statement under the Securities Act or (ii) in accordance with the provisions of Rule 144 under the Securities Act.

         Section 13. NOTICES. Any notice to be given by any party hereunder to any other shall be in writing, mailed by certified or registered mail, return receipt requested, and shall be addressed to the other parties at the addresses listed on the signature pages hereof. All such notices shall be deemed to be given three (3) days after the date of mailing thereof.

         Section 14. MODIFICATION. Notwithstanding anything to the contrary in this Agreement or otherwise, no modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the Corporation and the Shareholders holding not less than 95% of the Registrable Securities then outstanding.

         Section 15. NON-WAIVER. The failure to enforce at any time any of the provisions of this Agreement, or to require at any time performance by any other party of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions.

         Section 16. PARTIAL INVALIDITY. If any clause, sentence, paragraph, section or part of this Agreement shall be deemed invalid, unenforceable or against public policy, the part which is invalid, unenforceable or contrary to public policy shall not affect, impair, invalidate or nullify the remainder of this Agreement, but the invalidity, unenforceability or contrariness to public policy shall be confined only to the clause, sentence, paragraph, section or party of this Agreement so invalidated, unenforceable or against public policy.

         Section 17. CONSTRUCTION. The language in all parts of this Agreement shall in all cases be construed simply, according to its fair meaning, and shall not be construed strictly for or against either of the parties hereto.

         Section 18. GOVERNING LAW. This Agreement shall be governed and construed according to the laws of the State of Alabama, without regard to its conflicts of law principles.

         Section 19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute but one and the same instrument.

         Section 20. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

         Section 21. SPECIFIC PERFORMANCE. The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach of any such party damages would not be an adequate remedy and (ii) the other party shall be entitled to specific performance and injunctive and equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"CORPORATION"

MIDDLE BAY OIL COMPANY, INC.


By:  /s/ John J. Bassett
   -------------------------------------
Name:  John J. Bassett
     -----------------------------------
Title:   President
      ----------------------------------


Address for Notice:

Middle Bay Oil Company, Inc.
1221 Lamar Street, Suite 1020
Houston, TX 77010
Fax: (713) 650-0352

"SHAREHOLDERS"

3TEC ENERGY CORPORATION

By:  /s/ Floyd C. Wilson
   -------------------------------------
Name: Floyd C. Wilson
     -----------------------------------
Title:   President
      ----------------------------------


Address for Notice:

3TEC Energy Corporation
5910 N. Central Expressway
Suite 1150
Dallas, TX 75206
Fax: (214) 373-9731

"PIGGY-BACK SHAREHOLDERS"

KAISER-FRANCIS OIL COMPANY


By:   /s/ Gary R. Christopher
   -------------------------------------
Name:   Gary R. Christopher
     -----------------------------------
Title:    Acquisitions Coordinator
      ----------------------------------


Address for Notice:

Kaiser-Francis Oil Company
6733 South Yale
Tulsa, OK  74136
Fax: (918) 491-4694


  /s/ C.J. Lett, III
----------------------------------------
C.J. LETT, III

Address for Notice:

C.J. Lett, III
9320 East Central
Wichita, Kansas 67206
Fax: (316) 636-1803

WESKIDS, L.P.


By:      Weskids, Inc.
         Its General Partner

         By:  /s/ Christine W. Jenkins
            --------------------------------------
         Name:  Christine W. Jenkins
              ------------------------------------
         Title:   Vice President
               -----------------------------------

         Address for Notice:

         Weskids, L.P.
         310 South Street
         Morristown, NJ 07960
         Fax: (973) 682-2684


           /s/ Alvin V. Shoemaker
         -----------------------------------------
         ALVIN V. SHOEMAKER

         Address for Notice:

         Alvin V. Shoemaker
         8800 First Avenue
         Stone Harbor, NJ 08247
         Fax: (609) 368-0147

SHOEMAKER FAMILY PARTNERS, LP


By:       Alvin V. Shoemaker
         -----------------------------------------
         Its General Partner


         By:   /s/ Peter Shoemaker
            --------------------------------------
         Name:   Peter Shoemaker
              ------------------------------------
         Title:    Attorney In Fact
         -----------------------------------------

Address for Notice:

Shoemaker Family Partners, LP
60 Brushhill Road
Kinnelon, NJ 07405
Fax: (310) 444-3833


SHOEINVEST II, LP


By:       ALVIN V. SHOEMAKER INVESTMENTS, INC.
         -----------------------------------------
         Its General Partner


         By:  /s/ PETER SHOEMAKER
          ----------------------------------------
         Name:  PETER SHOEMAKER
         -----------------------------------------
         Title:   EXECUTIVE VICE PRESIDENT
               -----------------------------------

Address for Notice:

Shoeinvest II, LP
60 Brushhill Road
Kinnelon, NJ 07405
Fax: (310) 444-3833

                                  SCHEDULE 1

         3TEC Energy Corporation    Securities Purchase Agreement by and
                                    between 3TEC Energy Corporation and
                                    Middle Bay Oil Company, Inc., dated
                                    July 1, 1999

                                    4,775,556 shares of Common Stock
                                    Warrants exercisable for 3,600,000
                                    shares of Common Stock $10,700,000
                                    Note (which is convertible to
                                    Conversion Shares)


         Shoemaker Family
         Partners, LP               Securities Purchase Agreement by and
                                    between Shoemaker Family Partners, LP and
                                    Middle Bay Oil Company, Inc., dated
                                    August 27, 1999

                                    22,222 shares of Common Stock
                                    Warrants exercisable for 16,822
                                    shares of Common Stock $50,000 Note
                                    (which is convertible to Conversion
                                    Shares)


         Shoeinvest II, LP          Securities Purchase Agreement
                                    by and between Shoeinvest II, LP and
                                    Middle Bay Oil Company, Inc., dated
                                    August 27, 1999

                                    44,444 shares of Common Stock
                                    Warrants exercisable for 33,644
                                    shares of Common Stock $100,000 Note
                                    (which is convertible to Conversion
                                    Shares)

                                 SCHEDULE 2

                                                                              Number of Shares of
                                            Number of Shares of               Series B Convertible
                                             Common Stock Held                Preferred Shares Held
      Piggy-Back Shareholder             Immediately Prior To Closing       Immediately Prior to Closing
      ----------------------             ----------------------------       ----------------------------
Kaiser-Francis Oil Company                        3,333,334                                0

C.J. Lett, III                                    1,187,556                                0

Weskids, L.P.                                       843,687                          117,467

Alvin V. Shoemaker                                  684,222                          117,466